[LOGO OMITTED]
                                                       Deutsche Asset Management
                                             A Member of the Deutsche Bank Group





CHIEF EXECUTIVE OFFICER
FORM N-CSR CERTIFICATION UNDER SARBANES OXLEY ACT






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of The Germany Fund, Inc., on Form N-CSR;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

              (a) Designed such disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              (b) Designed such internal  control over financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (c)Evaluated  the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

              (d) Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

              (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

              (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



February 27, 2004                                        /s/ Richard T. Hale
                                                         -------------------
                                                         Richard T. Hale
                                                         Chief Executive Officer
                                                         The Germany Fund, Inc.

                                             [LOGO OMITTED]
                                             Deutsche Asset Management
                                             A Member of the Deutsche Bank Group



CHIEF FINANCIAL OFFICER
FORM N-CSR CERTIFICATION UNDER SARBANES OXLEY ACT






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of The Germany Fund, Inc., on Form N-CSR;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

             (a) Designed such  disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

             (b) Designed such internal  control over  financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

             (c) Evaluated  the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

             (d) Disclosed  in  this  report  any  change  in  the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

             (a) All  significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

             (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



February 27, 2004                                        /s/ Charles A. Rizzo
                                                         Charles A. Rizzo
                                                         Chief Financial Officer
                                                         The Germany Fund, Inc.